CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – May 28, 2021 - Today, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1087 per share to shareholders of record at the close of business on May 20, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.1087	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1087	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.7229	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.7229	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2020 through 4/30/2021)
Annualized Distribution Rate as a Percentage of NAV^	9.70%
Cumulative Distribution Rate on NAV^+	5.37%
Cumulative Total Return on NAV*	35.06%

Average Annual Total Return on NAV for the 5 Year Period Ending 4/30/2021**	15.60%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of April 30, 2021.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2020 through May 28, 2021.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2020 through April 30, 2021.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – June 30, 2021 - Today, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1087 per share to shareholders of record at the close of business on June 21, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.1087	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1087	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.8316	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.8316	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2020 through 5/31/2021)
Annualized Distribution Rate as a Percentage of NAV^	9.93%
Cumulative Distribution Rate on NAV^+	6.33%
Cumulative Total Return on NAV*	33.11%

Average Annual Total Return on NAV for the 5 Year Period Ending 5/31/2021**	14.85%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of May 31, 2021.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2020 through June 30, 2021.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2020 through May 31, 2021.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – July 30, 2021 - Today, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1087 per share to shareholders of record at the close of business on July 20, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.1087	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1087	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.9403	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.9403	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2020 through 6/30/2021)
Annualized Distribution Rate as a Percentage of NAV^	10.27%
Cumulative Distribution Rate on NAV^+	7.40%
Cumulative Total Return on NAV*	33.55%

Average Annual Total Return on NAV for the 5 Year Period Ending 6/30/2021**	14.96%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of June 30, 2021.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2020 through July 30, 2021.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2020 through June 30, 2021.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – August 31, 2021 - Today, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1087 per share to shareholders of record at the close of business on August 20, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.1087	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1087	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	1.0490	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	1.0490	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2020 through 7/31/2021)
Annualized Distribution Rate as a Percentage of NAV^	10.40%
Cumulative Distribution Rate on NAV^+	8.37%
Cumulative Total Return on NAV*	33.00%

Average Annual Total Return on NAV for the 5 Year Period Ending 7/31/2021**	13.97%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of July 31, 2021.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2020 through August 31, 2021.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2020 through July 31, 2021.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – September 30, 2021 - Today, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1087 per share to shareholders of record at the close of business on September 21, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1087	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1087	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	1.0490	90.61%
Net Realized Long-Term Capital Gain	0.1087	9.39%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	1.1577	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2020 through 8/31/2021)
Annualized Distribution Rate as a Percentage of NAV^	10.23%
Cumulative Distribution Rate on NAV^+	9.08%
Cumulative Total Return on NAV*	36.38%

Average Annual Total Return on NAV for the 5 Year Period Ending 8/31/2021**	13.99%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of August 31, 2021.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2020 through September 30, 2021.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2020 through August 31, 2021.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, Colorado – October 29, 2021 - Today, the Clough Global Opportunities Fund (NYSE MKT: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1087 per share to shareholders of record at the close of business on October 20, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1087	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1087	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	1.0490	82.83%
Net Realized Long-Term Capital Gain	0.2174	17.17%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	1.2664	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2020 through 9/30/2021)
Annualized Distribution Rate as a Percentage of NAV^	11.09%
Cumulative Distribution Rate on NAV^+	10.77%
Cumulative Total Return on NAV*	26.96%

Average Annual Total Return on NAV for the 5 Year Period Ending 9/30/2021**	12.37%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of September 30, 2021.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2020 through October 29, 2021.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2020 through September 30, 2021.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.